                                                                  EXHIBIT 1

                                                              [Draft -- 3/16/94]

                        _____________Series A Interests

                           PaineWebber Finance L.L.C.

           ___% Exchangeable Cumulative Preferred Limited Liability
                           Company Interests, Series A

               (Liquidation Preference $25 Per Series A Interest)



                         FORM OF UNDERWRITING AGREEMENT


                                     [date]
                        --------------------------------

                       ________________Series A Interest

                           PAINEWEBBER FINANCE L.L.C.

           ___% Exchangeable Cumulative Preferred Limited Liability
                      Company Interests, Series A Interst

               (Liquidation Preference $25 Per Series A Interest)

                    ----------------------------------------

                         FORM OF UNDERWRITING AGREEMENT



                                                                      [date]
                                           -------------------------------------


To the several Underwriters named in Schedule I hereto
c/o PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

          PaineWebber Finance L.L.C., a limited liability company formed under the laws of Delaware (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _______ preferred limited liability company interests (the "Preferred Interests") of its __% Exchangeable Cumulative Preferred Limited Liability Company Interests, Series A (the "Firm Series A Interests"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional ___ Preferred Interests of its ___% Exchangeable Cumulative Preferred Limited Liability Company Interests, Series A (the "Option Series A Interests") on the terms and for the purposes set forth in Section 1(b). The Firm Series A Interests and the Option Series A Interests are hereinafter collectively referred to as the "Series A Interests." The payment of dividends on the Series A Interests, as well as distributions on redemption and liquidation, will be guaranteed, to the extent set forth in the Final Prospectus (as defined in section 3 (b) hereof), by Paine Webber Group Inc., a Delaware corporation, (the "Guarantor") (the obligations of the Company in respect of such guarantee being referred to herein as the "Backup Undertakings"). The Series A Interests, together with the related Backup

Undertakings, are sometimes referred to collectively as the Securities. Capitalized terms used but not separately defined herein are defined in the Final Prospectus and used herein as so defined.

          The Securities are more fully described in the Final Prospectus referred to below [and in Schedule ( ) attached hereto].


          1. Agreement to Sell and Purchase. (a) On the basis of the representations, warranties and agreements of the Company and the Guarantor herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the purchase price per Preferred Interest for the Firm Series A Interests to be agreed upon by PaineWebber Incorporated acting as representative (the "Representative") of the several Underwriters named in Schedule I hereto and the Company in accordance with Section 1(c) or 1(d) and set forth in the Price Determination Agreement, the number of Firm Series A Interests set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Series A Interests which such Underwriter may become obligated to purchase pursuant to
Section 9 hereof. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule I may be attached to the Price Determination Agreement.

          (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to ___ Option Series A Interests from the Company at the same price per Preferred Interest as the Underwriters shall pay for the Firm Series A Interests. The Option may be exercised only to cover over-allotments in the sale of the Firm Series A Interests by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 45th day after the date of the underwriting agreement (this "Agreement") (or, if the Company has elected to rely on Rule 430A, on or before the 45th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Series A Interests Notice") by the Representative to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Preferred Series A Interests Notice (the "Option Closing Date") setting forth the aggregate number of Option Series A Interests to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the

Underwriters the number of Option Series A Interests set forth in the Option Series A Interests Notice, and each Underwriter will purchase such percentage of the Option Series A Interests as is equal to the percentage of Firm Series A Interests that such Underwriter is purchasing, as adjusted by the Representative in such manner as they deem advisable to avoid fractional Prefferred Interests.

          (c) If the Company has elected not to rely on Rule 430A, the initial public offering price per Preferred Interest for the Firm Series A Interests and the purchase price per Preferred Interest for the Firm Series A Interests to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement (as hereinafter defined) containing such Preferred Interest price information shall be filed before the Registration Statement becomes effective.

          (d) If the Company has elected to rely on Rule 430A, the initial public offering price per Preferred Interest for the Firm Series A Interests and the purchase price per Preferred Interest for the Firm Series A Interests to be paid by the several Underwrites shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 7 shall remain in effect.

          2. Delivery and Payment. Delivery of the Firm Series A Interests shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price by credit to the account of the Company with the Depository Trust Company. Such payments shall be made at 10:00 a.m., New York City time, on the fifth business day following the date of this Agreement or, if the Company has elected to rely on Rule 430A, the fifth business day after the date on which the first bona fide offering of the Firm Series A Interests to the public is made by the Underwriters or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the "Closing Date"). The Guarantor agrees to issue the Backup Undertakings concurrently with the issue and sale of the Firm Series A Interests as contemplated herein. [Series A Interests to be purchased by the Underwriters are sometimes called the Underwriters' Series A Interests.]





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
          To the extent the Option is exercised, delivery of the Option Series A Interests against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Series A Interests Notice. [The Series A Interests shall be in temporary or definitive form (and, if in temporary form, exchangeable for the Series A Interests in definitive form, when prepared, without charge) and shall be in such denominations and registered in such names as you may request in writing at least two business day's prior to Closing Date, provided that such Series A Interests may be represented by a global certificate registered in the name of Cede & Co. as nominee of The Depository Trust Company ("Cede") or to such other accounts as you may direct. Such Series A Interests, in either definitive or temporary form, will be made available for examination and packaging by you on or before the first business day prior to Closing Date unless represented by a global certificate.]

          The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Series A Interests and Option Series A Interests by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Series A Interests harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Series A Interests and Option Series A Interests.

          3. Representations and Warranties of the Company and the Guarantor. Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, the several Underwriters as set forth below in this Section 3. Certain terms used in this Section 3 are defined in paragraph
(b) hereof.

          (a) The Company and the Guarantor meet the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), and have prepared and filed with the Securities and Exchange Commission (the "Commission") pursuant to the 1933 Act and the rules and regulations promulgated by the Commission thereunder (the "Regulations"), a registration statement (Registration No.________) on such Form, including a basic prospectus, for registration under the 1933 Act of the offering and sale of the Series A Interests and the Backup Undertakings. The Company and the Guarantor have filed one or more amendments to such registration statement as may have been required to be filed through the date hereof, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Series A Interests is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Series A Interests and the offering thereof required by the 1933 Act and the Regulations to be included in the Final Prospectus have been included in an amendment to such registration statement prior to the Effective Date. The Company and the Guarantor will next file with the Commission pursuant to Rules 415 and 424(b)(2), (3) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Series A Interests and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Series A Interests and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company and the Guarantor have advised you, prior to the Execution Time, will be included or made therein.

          (b) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the Effective Date shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. Execution Time shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Basic Prospectus shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus. Preliminary Final Prospectus shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Series A Interests and the offering thereof and is used prior to the filing of the Final Prospectus. Final Prospectus shall mean the prospectus supplement relating to the Series A Interests that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. Registration Statement shall mean the various parts of the registration statement referred to in paragraph (a) above, including all exhibits thereto and the documents incorporated by reference in the Final Prospectus contained in such Registration Statement at the time such part of the Registration Statement becomes





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
effective, each as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as such term is hereinafter defined), shall also mean such registration statement as so amended. Rule 415, Rule 424 and Regulation S-K refer to such rules or regulations under the 1933 Act. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Registration Statement, Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as the case may be; and any reference to any amendment or supplement with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include any documents filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Registration Statement, Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to
Section 13(a) or 15(d) of the 1934 Act after the Effective Date that is incorporated by reference in such Registrations Statement. A Delayed Offering shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

          (c) Each of the Company and the Guarantor has been duly formed or incorporated and is validly existing as a company or corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Final Prospectus and any amendment or supplement thereto; and each of the Company and the Guarantor is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the operations, business, or properties of the Company or on the Guarantor and its subsidiaries considered as one enterprise.





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
          (d) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Series A Interests, and the Guarantor has the corporate power and authority to enter into this Agreement and to issue the Backup Undertakings and the Guarantor Preferred Stock. This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantor, is a valid and binding agreement of each of the Company and the Guarantor and is enforceable as to each of the Company and the Guarantor in accordance with its terms.

          (e) On the Effective Date, and at all times subsequent thereto to and including the Closing Date, and if later the Option Closing Date, and during such longer period as the Final Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment to the Registration Statement shall become effective, the Registration Statement (including any post-effective amendment) and the Final Prospectus (as amended or as supplemented if the Company and the Guarantor shall have filed with the Commission any amendment or supplement to the Registration Statement or the Final Prospectus) will contain all statements which are required to be stated therein in accordance with the 1933 Act and the Regulations, will comply with the requirements of the 1933 Act and the Regulations and the 1934 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Final Prospectus which has not then been set forth in such an amendment or supplement: and each Basic Prospectus and each Preliminary Final Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading; provided, however, that neither the Company nor the Guarantor makes any representations and warranties as to information contained in or omitted from the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by any Underwriter expressly for use in the Registration Statement or such Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as set





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
forth in Section 7. For purposes of this Agreement, the amounts of selling concession and reallowance set forth in the Final Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or such Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as set forth in Section 7. The Company has not distributed any offering material in connection with the offering or sale of the Series A Interests other than the Registration Statement, the Basic Prospectus, the Preliminary Final Prospectus or the Final Prospectus.

          (f) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Securities, nor has any of such authorities instituted or, to the knowledge of the Company or the Guarantor, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Series A Interests are to be sold or in which the Securities may be issued, nor, with respect to accuracy on the Closing Date, has there been any Stop Order instituted or, to the knowledge of the Company or the Guarantor, threatened on or after the effective date of the Registration Statement in any jurisdiction.

          (g) The documents incorporated by reference in the Final Prospectus and any amendment or supplement thereto (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, complied, or when so filed will comply, in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Final Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or in the business, properties, business





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
prospects, condition (financial or otherwise) or results of operations of the Company or the Guarantor and its subsidiaries considered as one enterprise, arising for any reason whatsoever, (ii) neither the Company nor the Guarantor has incurred, nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its Prefferred Interests.

          [(i)  The Company has [no] subsidiaries.]

          (j) The Series A Interests have been duly authorized (or will have been so authorized prior to each issuance of Series A Interests) by the Company and when the Interests have been issued and delivered against payment therefor as provided in this Agreement, such Series A Interests will have been duly and validly issued and fully paid and non-assessable; the Backup Undertakings and the Guarantor Preferred Stock have been duly authorized (or will have been so authorized prior to each issuance thereof) by the Guarantor, and when the Guarantor Preferred Stock has been issued as provided in this Agreement, such Guarantor Preferred Stock will have been duly and validly issued and fully paid and non-assessable; and when the Backup Undertakings have been issued as provided in this Agreement, such Undertakings will have been duly executed, issued and delivered, will constitute valid and legally binding obligations of the Guarantor and will be enforceable as to the Guarantor in accordance with their terms. The Securities will conform to the descriptions thereof contained in the Final Prospectus.

          (k) The execution, delivery and performance of this Agreement, the issuance and sale of the Series A Interests, the issuance of the Backup Undertakings and the Guarantor Preferred Stock and the consummation by the Company and the Guarantor of the transactions contemplated hereby will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default or an event which with notice or lapse of time, or both, would constitute a default or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or of the Guarantor or any of its subsidiaries considered as one enterprise pursuant to, the terms of any contract, agreement, indenture, mortgage, loan agreement, note, lease or other instrument, franchise, license or permit to which





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
the Company or the Guarantor or any of its subsidiaries is a party or by which the Company or the Guarantor or any of its subsidiaries or the respective properties or assets of the Company, the Guarantor or any of its subsidiaries may be bound or subject, or (B) violate or conflict with any provision of the Certificate of Formation or Limited Liability Company Agreement of the Company or the certificate of incorporation or by-laws of the Guarantor or any of its subsidiaries, or any law, judgment, decree, order, statute, rule or regulation of any court in any public, governmental or regulatory agency or body or any arbitrator having jurisdiction over the Company or the Guarantor or any of its subsidiaries, or any of the respective properties or assets of the Company, the Guarantor or any of its subsidiaries. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the Guarantor or any of its subsidiaries, or any of the respective properties or assets of the Company, the Guarantor or any of its subsidiaries, is required for the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Series A Interests and the issuance of the Backup Undertakings or the Guarantor Preferred Stock, except
(1) such as may be required under state and foreign securities or Blue Sky laws in connection with the purchase and distribution of the Series A Interests by the Underwriters and (2) such as have been made or obtained or will be made or obtained before the Closing Date under the 1933 Act.

          (l) There are no holders of securities of the Company, the Guarantor or any subsidiary of the Guarantor who, pursuant to any agreement, understanding or otherwise, have any right to have securities of the Company or the Guarantor or any subsidiary registered under the 1933 Act in connection with the offering contemplated by the Final Prospectus.

          (m) Ernst & Young, the accountants who certified the financial statements included or incorporated by reference in the Guarantor's most recent Annual Report on Form 10-K, which is incorporated by reference in the Final Prospectus, were independent public accountants at the time such statements were certified and during the periods covered by such statements as required by the 1933 Act and the Regulations.

          (n) The financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. No other financial statements or schedules of the Guarantor are required by the Act, the Regulations, the 1934 Act and the rules and regulations thereunder to be included in the Registration Statement and the Final Prospectus.

          (o) Except as may be set forth in the Final Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantor, threatened against or affecting, the Company or the Guarantor or any of their respective officers in their capacities as such, except those which do not and in the future will not have a material adverse effect on the financial condition, results of operations, business or properties of the Company, or of the Guarantor and its subsidiaries considered as one enterprise, or which is required to be disclosed in the Registration Statement or the Final Prospectus; and there are no contracts or documents of the Company or the Guarantor which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the Regulations which have not been so filed.

          (p) The Company and the Guarantor possess such certificates, licenses, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except those which if not obtained, individually or in the aggregate, would not have a material adverse effect on the financial condition, results of operations, business or properties of the Company or the Guarantor and its subsidiaries considered as one enterprise, and neither the Company nor the Guarantor has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the financial condition, results of operations, business or properties of the Company, or of the Guarantor and its subsidiaries considered as one enterprise. Each of the Company and the Guarantor have (i) complied in all respects with all laws, regulations and orders applicable to it or its business and (ii) performed all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder. The Company is not on the date hereof, nor on the Closing Date will be, in violation of any provision of its Certificate of Formation or the Limited Liability Company Agreement.

          (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r) No statement, representation, warranty or covenant made by the Company or the Guarantor in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect.

          (s) Prior to the Closing Date, the Series A Interests will be duly authorized for listing by the New York Stock Exchange Inc. (the "NYSE") upon official notice of issuance.

          (t) The Company nor, to the Company's knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Final Prospectus.

          (u) The Company is not an "investment company" or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          4. Covenants of the Company and the Guarantor. The Company and the Guarantor jointly and severally covenant and agree with the several Underwriters as follows:

          (a) The Company and the Guarantor will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, to become effective as promptly as possible. The Company or the Guarantor will notify you immediately, and confirm such notice in writing, (i) when the Registration Statement (including any amendments thereto) becomes effective,
(ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Final Prospectus or for any additional information, (iii) of the issuance by the Commission of a Stop Order suspending the effectiveness of the Registration Statement (including any post-effective amendment thereto) or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission and (v) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Series A Interests for sale or the issuance of the Backup Undertakings in any jurisdiction or the initiation, or threatening, of any proceeding for that purpose. If the Commission shall propose or enter a Stop Order at any time, the Company and the Guarantor will make every reasonable effort to prevent the issuance of any such Stop Order and, if issued, to obtain the withdrawal of such order as soon as possible.

          (b) During the time when a prospectus relating to the Securities is required to be delivered hereunder or under the 1933 Act or the Regulations, the Company and the Guarantor will comply so far as each is able with all requirements imposed upon it by the 1933 Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealing in, the Securities in accordance with the provisions thereof and the Final Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event shall have occurred as a result of which, in the judgment of the Company, the Guarantor, you or your counsel, the Final Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus or Registration Statement to comply with the 1933 Act or the Regulations, the Company and the Guarantor will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible and will deliver to the several Underwriters, without charge, such number of copies thereof as may be reasonably requested by the Underwriters; provided that the Company and the Guarantor will promptly notify you if such judgment has been reached by it.

          (c) The Company or the Guarantor will promptly deliver to you without charge, two signed copies of the Registration Statement, including financial statements and schedules and all exhibits thereto including the Incorporated Documents, and the Company or the Guarantor will promptly deliver without charge to you such number of copies of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as may be reasonably requested by the Underwriters.

          (d) The Company and the Guarantor will endeavor in good faith, in cooperation with you to timely qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; provided that in no event shall the Company or the Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take action which would subject it to general service of process in any jurisdiction where it is not now so subject or to conduct its business in a manner in which it is not currently so conducting its business.

          (e) The Guarantor will make generally available (within the meaning of Section 11(a) of the 1933 Act and Rule 158 of the Regulations) to its security holders and to you as soon as practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement which need not be audited but which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the Regulations.

          (f) The Company and the Guarantor, during the period when the Final Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

          (g) During the period of five years after the date hereof, the Guarantor will furnish to you (i) as soon as publicly available, a copy of each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, annual report to stockholders and definitive proxy statement of the Guarantor filed with the Commission under the 1934 Act or mailed to stockholders and (ii) from time to time, such other information concerning the Guarantor as you may reasonably request.

          (h) The Company will apply the proceeds from the sale of the Series A Interests as set forth under the caption Use of Proceeds in the Final Prospectus.

          (i) Prior to the Closing Date, the Guarantor shall furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Guarantor and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Registration Statement and the Final Prospectus.

          (j) Neither the Company nor the Guarantor will file any amendment or supplement to the Registration Statement or the Final Prospectus at any time, whether before or after the effective date of the Registration Statement, unless such filing shall comply with the 1933 Act and the Regulations and unless you shall previously have been advised of such filing and furnished with a copy thereof, and you and your counsel shall have approved such filing.

          (k) The Company and the Guarantor will comply with all provisions of all undertakings contained in the Registration Statement.

          (l) The Company and the Guarantor consent to the use of the Final Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Series A Interests may be sold, both in connection with the offering or sale of the Series A Interests and for such period of time thereafter as the Final Prospectus is required by law to be delivered in connection therewith.

          5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Guarantor hereby covenant and agree with the several

Underwriters that the Company or the Guarantor will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company and the Guarantor under this Agreement, including but not limited to the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all costs and expenses related to the issuance and delivery of the Series A Interests to the Underwriters, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing this Agreement, any Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Series A Interests; (iv) all expenses in connection with the qualification of the Series A Interests for offering and sale under state securities laws, including the fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment memoranda; (v) any fees charged by securities rating agencies for rating the Series A Interests; (vi) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Series A Interests if the Series A Interests are so rated; (vii) the costs and expenses of any qualified independent underwriter which may be required by the rules and regulations of the NASD; (viii) all costs and expenses incident to listing the Series A Interests on the NYSE or other national securities exchange; (ix) the cost of preparing certificates for the Series A Interests and the cost and charges of The Depository Trust Company and its nominee for acting as depository for the Series A Interests and otherwise effecting any book entry ownership system for the Series A Interests; (x) the cost and charges of any transfer agent, calculation agent, registrar, or disbursing agent; and (xi) all other costs and expenses incident to the performance of the Company's or the Guarantor's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and in Sections 7 and 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of its counsel, transfer taxes on the resale of any of the Series A Interests by them and any advertising expenses connected with any offers they may make.

          If this Agreement is entered into and the purchase of Series A Interests by the Underwriters pursuant to this Agreement is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 11(b) hereof or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company or the Guarantor will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Series A Interests.

          6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Series A Interests, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company and the Guarantor herein contained, as of the date hereof and at the Closing Date, to the absence from any certificates, opinions, written statements or letters furnished to you pursuant to this Section 6 or to Davis Polk & Wardwell (Underwriters' Counsel) pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Guarantor of their respective obligations hereunder in all material respects and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, the Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b).

          (b) At the Closing Date (i) no Stop Order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act, and no proceeding under the 1933 Act or the 1934 Act therefor shall have been initiated or threatened by the Commission; no order suspending the effectiveness of the qualification or registration of the Series A Interests under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, or, with respect to the filing of any Form 8-A under the 1934 Act, by any national securities exchange; and all requests for additional information on the part of the Commission shall have been complied with or such requests shall have been otherwise satisfied; (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities, preferred stock or other obligations of the Guarantor as of the date of this Agreement shall not have been lowered since the execution of this Agreement and no such agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Guarantor; and (iii) since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there shall not have been any material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company or the Guarantor and its subsidiaries considered as one enterprise, the effect of which is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Series A Interests on the terms and in the manner contemplated in the Final Prospectus.

          (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

          (d) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects on the Closing Date and, with respect to the Option Series A Interests, on the Option Closing Date, if applicable, as if made on the Closing Date or on the Option Closing Date, if applicable, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company on or prior to the Closing Date and, with respect to the Option Series A

Interests, on or prior to the Option Closing Date, if applicable, shall have been duly performed, fulfilled or complied with.

          (e) On the Closing Date, you shall have received the opinion of Cravath, Swaine & Moore, counsel for the Company and the Guarantor, dated the date of delivery, substantially in the form set forth in Exhibit [ ] hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

          [(f) On the Closing Date, you shall have received the opinion of Cravath, Swaine & Moore, special tax counsel for the Company and the Guarantor, dated the date of delivery, substantially in the form set forth in Exhibit [ ] hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.]

          (g) On the Closing Date, you shall have received the opinion of _____________, General Counsel of the Guarantor, dated the date of delivery, substantially in the form set forth in Exhibit [ ] hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

          (h) On the Closing Date, you shall have received a certificate of the Guarantor in its capacity as managing member [and direct or indirect owner of all the common limited liability company interests (the "Common Interests")] of the Company (the "Managing Member") and of the Chief Financial Officer or the Controller of the Guarantor, dated the Closing Date, to the effect that the conditions set forth in subsections (a) and (b) of this Section 6 have been satisfied, that as of the date hereof and on the Closing Date, the representations and warranties of the Company and the Guarantor set forth in
Section 3 hereof are accurate, and that on the Closing Date, the obligations of the Company and the Guarantor to be performed hereunder on or prior to the Closing Date have been duly performed in all material respects. In addition, such certificate shall state that the signer of such certificate has carefully examined the Registration Statement and the Final Prospectus (including the Incorporated Documents) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not true or misleading and (B) in the case of the certificate delivered on the Closing Date and the Option Closing Date, if applicable, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Final Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the 1934 Act and the rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference into the Final Prospectus that has not been so filed.

          (i) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Final Prospectus, Ernst & Young shall have furnished to the Representative a letter, dated the date of its delivery, addressed to the Representative and in form and substance satisfactory to the Representative, confirming that they are independent accountants with respect to the Company and the Guarantor as required by the Act and the Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. On the Closing Date and, as to the Option Series A Interests, the Option Closing Date, if applicable, Ernst & Young shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Ernst & Young, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, if applicable, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date and the Option Closing Date, if applicable.

          (j) The Underwriters shall have received from Underwriters' Counsel an opinion, dated the Closing Date, with respect to [the Guarantor Preferred Stock and the Depositary Shares evidencing the same] the Registration Statement, the Final Prospectus, and any amendments or supplements to the Registration Statement or Final Prospectus and such other related matters, as you may reasonably require, and the Company and the Guarantor shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (k) All proceedings taken in connection with the sale or issuance of the Securities as contemplated herein shall be satisfactory in form and scope to you and to Underwriters' Counsel, and prior to the Closing Date, the Company and the Guarantor shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (l) The NASD, upon review of the terms of the public offering of the Series A Interests, shall have no objections to the fairness of the underwriting terms and arrangements of the offering.

          (m) The Series A Interests shall be qualified for sale in such states as the Representative may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date, if applicable.

          (n) Prior to the Closing Date, the Series A interests shall have been duly authorized for listing by the NYSE upon official notice of issuance.

          (o) The Company shall have furnished to the Representative such certificates, in addition to that specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness on the Closing Date and the Option Closing Date, if applicable, of any statement in the Registration Statement or the Prospectus or any documents filed under the 1934 Act and deemed to be incorporated by reference into the Final Prospectus, as to the accuracy on the Closing Date and the Option Closing Date, if applicable, of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representative.

          (p) If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and scope to you and to Underwriters' Counsel, all your obligations hereunder may be canceled by you on, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company and the Guarantor in writing, or by telephone, telex or telecopy, confirmed in writing.

          7. Indemnification. (a) The Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever, joint or several (including but not limited to attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, to which you or any such person may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any related Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, in light of the circumstances under which they were made) not misleading or (ii) any breach of any representation, warranty, covenant or agreement of the Company or the Guarantor contained in this Agreement; provided, however, that neither the Company nor the Guarantor will be liable to any Underwriter or any person so controlling such Underwriter in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any Underwriter through you expressly for use therein, such written information being as set forth in the penultimate sentence of subsection (b) below or (y) any failure of such Underwriter to deliver the Final Prospectus to a purchaser of Series A Interests as required by applicable law. This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have, including under this Agreement.

          (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company and the Guarantor, each of their respective directors, each of their respective officers who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter against any losses, liabilities, claims, damages and expenses whatsoever, joint and several (including but not limited to attorneys' fees and any and all out-of-pocket expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any related Basic Prospectus, Preliminary Final Prospectus or Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Basic Prospectus, Preliminary Final Prospectus or Final Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of such Underwriter through you expressly for use therein. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Final Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Basic Prospectus or Preliminary Final Prospectus, the Final Prospectus, or the Registration Statement (as from time to time amended or supplemented), or any amendment or supplement thereto. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

          (c)  Promptly after receipt by an indemnified  party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded (based on advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such claim, action or proceeding or separate but substantially similar or related claims, actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (together with appropriate local counsel) at any time for the indemnified party or parties, which firm shall be designated in writing by the indemnified party or parties, unless such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the other indemnified parties (in which case the indemnifying party shall be liable for the fees and expenses of only one additional separate firm (together with appropriate local counsel) for such indemnified party or parties at any time), in any of which event such fees and expenses shall be borne by the indemnifying parties. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7 hereof is for any reason held to be unavailable from the Company and the Guarantor or the Underwriters or is insufficient to hold harmless a party indemnified hereunder, the Company, the Guarantor and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and out-of-pocket expenses of the nature contemplated by such indemnification provision (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Guarantor, any contribution received by the Company or the Guarantor from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, officers of the Company or the Guarantor who signed the Registration Statement and directors of the Company or the Guarantor) to which the Company, the Guarantor and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Series A Interests or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Underwriters and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Series A Interests purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, each officer of the Company and of the Guarantor who shall have signed the Registration Statement and each director of the Guarantor shall have the same rights to contribution as the company and the Guarantor, subject in each case to clauses (i) and (ii) of the preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

          The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the

Underwriters, (ii) acceptance of any of the Series A Interests and payment therefor or (iii) any termination of this Agreement.

          9. Default by an Underwriter. (a) If any Underwriter or Underwriters shall default on the Closing Date, in its or their obligation to purchase Firm Series A Interests hereunder and if the number of Firm Series A Interests with respect to which such default relates does not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Series A Interests which all Underwriters have agreed to purchase hereunder then such number of Firm Series A Interests to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder or in such other proportions as the Representative may specify, provided that in no event shall the maximum number of Firm Series A Interests which any underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of Firm Series A Interests agreed to be purchased by such Underwriter without the prior written consent of such underwriter.

          (b) If such default relates to more than 10% of the number of Firm Series A Interests, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such principal amount of Firm Series A Interests to which such default relates on the terms contained herein. If within two calendar days after such a default, you do not arrange for the purchase of such principal amount of Firm Series A Interests to which such default relates as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company or the Guarantor with respect thereto (except in each case as provided in Sections 5, 7 and 8 hereof) or the several non-defaulting Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters and the Company and the Guarantor for damages occasioned by its or their default hereunder.

          (c) If the number of Series A Interests to which the default relates is to be purchased by the non-defaulting Underwriters, or is to be purchased by another party or parties as aforesaid, you or the Company or the Guarantor shall have the right to postpone the Closing Date for a period, not exceeding seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus or in any other documents and arrangements, and the Company and the Guarantor agree to file promptly any amendment or supplement to the Registration Statement or the Final Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term Underwriter as used in this agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Series A Interests.

          10. Survival of Representations and Agreements. All representations, warranties, covenants and agreements of the Underwriters, the Company and the Guarantor contained in this Agreement, including the representations and warranties contained in Section 3, the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, the Guarantor, any of their respective officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Series A Interests to and by the several Underwriters. The representations contained in Section 3 and the agreements contained in Sections 5, 7, 9 and 12 hereof shall survive the termination of this Agreement including pursuant to
Section 11 hereof.

          Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and the Guarantor in subsection (a) of Section 7 hereof, the representations and warranties in subsections (c) and (f) of section 3 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Final Prospectus contained in any certificate furnished by the Company or the Guarantor pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company or the Guarantor of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the 1933 Act, shall not extend to the extent of and interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or the Guarantor when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the 1933 Act. Unless in the opinion of counsel for the Company or the Guarantor the matter has been settled by controlling precedent, the Company or the Guarantor will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

          11. Effective Date of this Agreement and Termination. (a) This Agreement shall become effective as of the time, after the Registration Statement becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Firm Series A Interests or the time, after the Registration Statement becomes effective, when the Firm Series A Interests are first released by you for offering to you or dealers by letter or telegram, whichever shall first occur. You or the Company or the Guarantor may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 11, by giving the notice indicated in Section 11(c) before the time this Agreement becomes effective.

          (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date (or the Option Closing Date as the case may be) if, after the date hereof: (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the NYSE or the American Stock Exchange or in the over-the-counter market shall have occurred; (iii) a banking moratorium shall have been declared either by Federal or New York State authorities; (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or on the United States is such as to make it, in the judgment of the Underwriters, inadvisable to market the Series A Interests on the terms contemplated by the Final Prospectus; (v) any restriction materially adversely affecting the distribution of the Series A Interests which was not in effect on the date hereof shall have become effective; or (vi) there shall have been such change in the market for the securities of the Company or the Guarantor or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Series A Interests on the terms contemplated by the Final Prospectus.

          (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

          12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to you, shall be mailed, delivered, or telexed or telecopied and confirmed in writing, to such Underwriter c/o PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department; if sent to the Company or the Guarantor, shall be mailed, delivered, or telexed or telecopied and confirmed in writing to the Company or the Guarantor, c/o Paine Webber Group Inc., 1285 Avenue of the Americas, New York, New York 10019,
Attention: [Theodore A. Levine].

          13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the Guarantor and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term successors and assigns shall not include a purchaser, in its capacity as such, of Series A Interests from any of the Underwriters. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

          14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          15. Construction. This Agreement shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

          In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          The Company, the Guarantor and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantor and the several Underwriters.

                              Very truly yours,

                              PAINEWEBBER FINANCE L.L.C.

                              By:
                                 -----------------------
                                 Title:


                              PAINE WEBBER GROUP INC.

                              By:
                                 -----------------------
                                 Title:

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
Acting on behalf of itself
and as the Representative of the
other several Underwriters
named in Schedule I hereof.

By:  PAINEWEBBER INCORPORATED

By:
     ------------------------
     Title:

                                   SCHEDULE I

                                  UNDERWRITERS


                                                           Number of
                                                         Firm Series A
    Name of                                                Interests
  Underwriters                                          to be Purchased
  ------------                                          ---------------


PaineWebber Incorporated





     Total   . . . . . . . . . . . . . . . . . . .        -----------
                                                          ===========

                                                                       EXHIBIT A


                           PAINEWEBBER FINANCE L.L.C.

                               -----------------

                         PRICE DETERMINATION AGREEMENT


                                                                          [Date]


PAINEWEBBER INCORPORATED
  As Representative of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

             Reference is made to the Underwriting Agreement, dated _________, 1994 (the "Underwriting Agreement"), among PAINEWEBBER FINANCE L.L.C., a Delaware limited liability company, (the "Company") PAINE WEBBER GROUP INC., a Delaware Corporation, ("PWG") and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters") for whom PaineWebber Incorporated is acting as representative (the "Representative"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of ______ Preferred Interests of the Company's __% Exchangeable Cumulative Preferred Limited Liability Company Interests, Series A (the "Firm Series A Interests"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

             Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representative as follows:

             1. The initial public offering price per Preffered Interest for the Firm Series A Interests shall be $25.00.

             2. The purchase price per Series A Interests for the Firm Series A Interests to be paid by the several Underwriters shall be $________ representing an amount equal to the initial public offering price set forth above, less $_____ per Series A Interests.

             The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

             As contemplated by the Underwriting Agreement, attached as
Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

             THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW
YORK.

             If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Guarantor, please sign and return to the Company and the Guarantor a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters, the Company and the Guarantor in accordance with its terms and the terms of the Underwriting Agreement.

                                           Very truly yours,


                                           PAINEWEBBER FINANCE L.L.C.

                                           By:
                                              --------------------
                                              Title:


                                           PAINE WEBBER GROUP INC.

                                           By:
                                              --------------------
                                              Title:

Confirmed as of the date
  first above mentioned

PAINEWEBBER INCORPORATED
Acting on behalf of itself
and as the Representative
of the other several Underwriters
named in Schedule I hereof.

By:  PAINEWEBBER INCORPORATED

By:
   --------------------------
   Title:

                                   EXHIBIT B
                                       TO
                             UNDERWRITING AGREEMENT

                             ----------------------
                                    FORM OF
                       OPINION OF CRAVATH, SWAINE & MOORE

                                                                  [Closing Date]


PaineWebber Incorporated
  as Representative of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

             We have acted as counsel for PaineWebber Finance L.L.C. (the "Company"), a Delaware limited liability company, and Paine Webber Group Inc. ("PWG"), a Delaware corporation, the "Guarantor," in connection with the issuance and sale today by the Company to you of ___ preferred limited
liability company interests (the "Preferred Interests") of its    %
Exchangeable Cumulative Preferred Limited Liability Company Interests, Series A (the "Series A Interests") guaranteed by PWG (the "Guaranties") to the extent set forth in the Final Prospectus relating to the Series A Interests pursuant to the terms of the underwriting agreement among you, the Company and PWG (the "Underwriting Agreement"). This opinion is given pursuant to Section ___ of the Underwriting Agreement. Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

             We have participated in the preparation of the Underwriting Agreement, the Payment and Guarantee Agreement, the Loan Agreement, the Deposit Agreement, the Series A Interests, the Guaranties, the Registration Statement, the Prospectus and the supplement to the Prospectus. As to various questions of fact material to our opinion, we have relied upon representations made in the Underwriting Agreement, the Payment and Guarantee Agreement, the Loan Agreement and the Deposit Agreement, and upon certificates of the Managing Member of the Company and officers of PWG. We have also examined such certificates of public officials, corporate documents and records and other certificates, opinions and instruments and have made such other investigations as we have deemed necessary in connection with the opinions hereinafter set forth.

             Based on the foregoing and upon such investigation as we have deemed necessary, we give you our opinion as follows with respect to the Company.

             1. The execution, delivery and performance by the Company of the Limited Liability Agreement and by the Company and PWG of the Underwriting Agreement, the Payment and Guarantee Agreement, the Deposit Agreement and the Loan Agreement have been duly authorized by all requisite corporate action, and the Underwriting Agreement, the Payment and Guarantee Agreement, the Deposit Agreement and the Loan Agreement have been duly executed and delivered by the Company and PWG. The issue and delivery of the Series A Interests have been duly authorized by all requisite corporate action, and the Series A Interests have been duly issued and delivered by the Company.

             2. The Underwriting Agreement and the Loan Agreement are legal, valid and binding obligations of the Company and PWG and are enforceable against the Company and PWG in accordance with their terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and except as rights to indemnity and contribution under the Underwriting Agreement may be limited under applicable law. The enforceability of the Company's and PWG's obligations under the Underwriting Agreement and the Loan Agreement are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             3. The statements in the Prospectus Supplement under "Certain Terms of the Series A Interests," "Description of the Loans," "Certain Terms of the Depositary Shares" and "Certain Terms of the Guarantor Preferred Stock," and in the Basic Prospectus under "Description of Preferred Interests," "Description of Guarantee," and "Description of the Guarantor Preferred Stock," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

             4. The statements made under the caption "Taxation" in the Basic Prospectus, insofar as they describe matters of U.S. law, legal conclusions or the opinion of such counsel, are fair summaries thereof; our opinion filed as Exhibit 8.2 is hereby confirmed; and the Underwriters may rely on such opinion as though it were addressed to them.

             5. The Company is not considered an "investment company" under Section 3(a) of the 1940 Act, nor does the ownership of the Common Interests by PWG cause PWG to be considered an "investment company" under
    Section 3(a) of the 1940 Act.

             6. The Registration Statement and the Final Prospectus (including any documents incorporated by reference into the Final Prospectus, at the time they were filed) comply or complied in all material respects as to form with the requirements of the Act and the rules and regulations thereunder (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Final Prospectus (or incorporated by reference therein).

             7. We have participated in the preparation of the Registration Statement and the Final Prospectus and nothing has come to our attention which has caused us to believe that, both as of the Effective Date and as of the date hereof, the Registration Statement, or any amendment thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Final Prospectus or any amendment or supplement thereto (including any documents incorporated by reference into the Final Prospectus) at the time such Final Prospectus was issued, at the time any such amended or supplemented Final Prospectus was issued, or on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading (except that we express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Final Prospectus (or incorporated by reference therein).

                                   EXHIBIT C
                                       TO
                             UNDERWRITING AGREEMENT

                             ----------------------

                               FORM of OPINION of
                  [General Counsel of Paine Webber Group Inc.]

                                                                  [Closing Date]


PaineWebber Incorporated
  as Representative of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

             I have acted as general counsel for Paine Webber Group Inc. ("PWG"), a Delaware corporation, the "Guarantor," in connection with the issuance and sale today by PaineWebber Finance L.L.C. (the "Company") to you pursuant to the terms of the underwriting agreement among you, the Company and PWG (the "Underwriting Agreement"), of ________ preferred limited liability
company interests (the "Preferred Interests") of its    % Exchangeable
Cumulative Preferred Limited Liability Company Interests, Series A (the "Series A Interests") guaranteed by PWG (the "Guaranties") to the extent set forth in the Final Prospectus relating to the Series A Interests. This opinion is given pursuant to Section ___ of the Underwriting Agreement. Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

             I have participated in the preparation of the Underwriting Agreement, the Payment and Guarantee Agreement, the Loan Agreement, the Deposit Agreement, the Series A Interests, the Guaranties, the Registration Statement, the Prospectus and the supplement to the Prospectus. As to various questions of fact material to my opinion, I have relied upon representations made in the Underwriting Agreement, the Payment and Guarantee Agreement, the Loan Agreement and the Deposit Agreement, and upon certificates of the Managing Member of the Company and officers of PWG. I have also examined such certificates of public officials, corporate documents and records and other certificates, opinions and instruments and have made such other investigations as I have deemed necessary in connection with the opinions hereinafter set forth.

             Based on the foregoing and upon such investigation as I have deemed necessary, I give you my opinion as follows with respect to PWG:

             1. PWG has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

             2. Each of PWG's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, and all of the outstanding shares of capital stock of each such subsidiary has been duly authorized and validly issued and are fully paid and non-assessable, and (except for directors' qualifying shares, if any) are owned directly or indirectly by PWG;

             3. Other than as set forth or contemplated in the Final Prospectus, there are no legal or governmental proceedings pending or threatened involving PWG or any of its subsidiaries of a character required to be disclosed in the Registration Statement or Final Prospectus which are not adequately disclosed in the Registration Statement or Final Prospectus;

             4. The Underwriting Agreement and the Pricing Agreement with respect to the Series A Interests have been duly authorized, executed and delivered by PWG;

             5. Each of the Loan Agreement, the Payment and Guarantee Agreement and the Deposit Agreement has been duly authorized, executed and delivered by PWG and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and legally binding agreement of PWG enforceable in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

             6. On the date hereof, the performance by PWG of its obligations under the Loan Agreement, the Payment and Guarantee Agreement, the Deposit Agreement, the Underwriting Agreement, and the Pricing Agreement with respect to the Series A Interests will not (1) conflict with or result in a breach or violation by PWG of any of the terms or provisions of, or constitute a default by PWG under, any indenture, mortgage, deed of trust,loan agreement or other similar agreement or instrument known to such counsel to which PWG is a party or by which PWG is bound or to which any of the property or assets of PWG is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of PWG and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Series A Interests, and (2) result in any violation of (A) the provisions of the Certificate of Incorporation or By-Laws of PWG or (B) any statute of the United States or the State of Delaware or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States or the State of Delaware having jurisdiction over PWG or any of its properties, except with respect to clause (B) of this Paragraph (6), such violations as would not have a material adverse effect on the financial condition of PWG and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Series A Interests (and except that for purposes of this paragraph (6) I express no opinion as to any violation of any fraudulent transfer laws or other antifraud laws or as to any violation of any federal or state securities laws or blue sky or insurance laws; provided further, that insofar as performance by PWG of its obligations under the Loan Agreement, the Payment and Guarantee Agreement, the Deposit Agreement, the Underwriting Agreement and the Pricing Agreement relating to the Series A Interests is concerned, I express no opinion as to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights);

             7. The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, information as to reserves, the financial statement schedules and the other financial and statistical data included therein or omitted therefrom, as to which I express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

             8. Under the laws of the State of Delaware and under the federal laws of the United States, no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Series A Interests being delivered on the date hereof in accordance with the Underwriting Agreement or the Pricing Agreement relating to the Series A Interests, except for such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained under the Act or made with the Secretary of State of Delaware and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and sale and distribution of the Series A Interests by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of PWG and its subsidiaries taken as a whole.

             In addition, I know of no contract or other document (i) of a character required to be filed as an exhibit to the Registration Statement or to any of the documents incorporated by reference into the Final Prospectus as amended or supplemented which is not so filed, (ii) required to be incorporated by reference into the Final Prospectus as amended or supplemented which is not so incorporated by reference or (iii) required to be described in the Registration Statement or the Final Prospectus as amended or supplemented which is not so described.

                                   EXHIBIT D
                                       TO
                             UNDERWRITING AGREEMENT

                             ----------------------
                                    FORM OF
                        OPINION OF DAVIS POLK & WARDWELL
                          COUNSEL FOR THE UNDERWRITERS


                                                                  [Closing Date]


PaineWebber Incorporated
  as Representative of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

             We have acted as counsel for the several underwriters (the
"Underwriters") named in the underwriting agreement dated as of          ,
1994, among you, PaineWebber Finance L.L.C. (the "Company") and Paine Webber Group Inc. ("PWG") (the "Underwriting Agreement") in connection with the purchase by the several Underwriters of ___ preferred limited liability company
interests (the "Preferred Interests" of the Company's    % Exchangeable
Cumulative Preferred Limited Liability Company Interests, Series A (the "Series A Interests") guaranteed by PWG (the "Guaranties") to the extent set forth in the Final Prospectus relating to the Series A Interests. Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

             We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery by the Company and PWG of the Underwriting Agreement, the Payment and Guarantee Agreement, the Loan Agreement and the Deposit Agreement, the authorization, issuance and sale of the Series A Interests by the Company and the authorization and issuance by PWG of the Guaranties.

             We have participated in the preparation of the Company's and PWG's registration statement on Form S-3

(Registration No. ________) (other than the documents incorporated by reference in the prospectus included therein (the "Incorporated Documents")) filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"). Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed evidence that the
registration statement was declared effective under the Act on             ,
1994. The registration statement (including the Incorporated Documents) as amended to the date of the Underwriting Agreement is hereinafter referred to as the "Registration Statement", and the prospectus included in the Registration Statement as supplemented by the prospectus supplement specifically relating to the Series A Interests is hereinafter referred to as the "Prospectus".

             Based upon the foregoing, we are of the opinion that:

             1. each of the Underwriting Agreement, the Payment and Guarantee Agreement, the Loan Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and PWG and is a valid and binding agreement of the Company and PWG, except as rights to indemnity and contribution thereunder may be limited by applicable law; and

             2. the statements in the Prospectus Supplement under "Certain Terms of the Series A Interests," "Description of the Loans," "Certain Terms of the Depositary Shares" and "Certain Terms of the Guarantor Preferred Stock," and in the Basic Prospectus under "Description of Preferred Interests," "Description of Guarantee," "Description of the Guarantor Preferred Stock" and "Plan of Distribution," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

             We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with the representative of the Underwriters and with certain officers and employees of, and counsel and independent public accountants for, the Company and PWG the information furnished, whether or not subject to our check or verification, we (i) are of the opinion that (except for





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the financial statements and related schedules included therein, as to which we are not called upon to express an opinion) the Registration Statement and the Prospectus comply as to form in all material respects with the Act and the applicable rules and regulations thereunder and (ii) believe that (except for the financial statements and related schedules included therein, as to which we are not called upon to express a belief) the Registration Statement and Prospectus on the date of the Underwriting Agreement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus (except as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

             We have examined the opinion dated the date hereof of the General Counsel of PWG and the opinion dated the date hereof of Cravath, Swaine & Moore, special counsel to the Company and PWG, delivered to the Underwriters pursuant to the Underwriting Agreement, and we believe that such opinions are responsive to the requirements thereof. We have also examined the letter dated the date hereof of Ernst & Young relating to the financial statements incorporated by reference in the Registration Statement and the other matters referred to in such letter, delivered to the Underwriters pursuant to the Underwriting Agreement. We have participated in discussions with your representative and representatives of Ernst & Young relating to the form of such letter, and we believe that it is substantially in the form agreed to.

             We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the laws of the State of Delaware and the Federal laws of the United States of America.

             This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.


                                                Very truly yours,





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